SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 29, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)



                                        31-1707839
                             (IRS Employer Identification No.)


            Delaware                                         333-51238
   (State or other jurisdiction of incorporation)     (Commission File Number)

                      68 East Main Street
                      Chillicothe, Ohio
                    (Address of principal         45601-0480
                     executive offices)          (Zip Code)


       (Registrant's telephone number including area code)  (740) 772-8200

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Item  5.  Other  Events.

     On June 29, 2001, we entered into an amendment to our senior credit facility. The amendment revises several financial covenants and is accompanied by a 0.25% increase in the annual interest rates under the facility. We incurred customary fees in obtaining this amendment.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

            (a)     Financial  Statements.

                    Not  Applicable.

            (b)     Pro  Forma  Financial  Information.

                    Not  Applicable.

            (c)     Exhibits.

Exhibit  Number          Description
---------------          -----------

10.40.2 Second Amendment to Credit Agreement and Assignment, dated June 29, 2001, by and among Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, Existing Lenders, New Lenders, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger, and Fortis Capital Corp., as Documentation Agent.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HORIZON  PCS,  INC.

Date:     July  3,  2001                By:  /s/  Peter  M.  Holland
                                             -----------------------
                                             Peter  M.  Holland
                                            Chief  Financial  Officer
                                            (Principal  Financial  and
                                            Accounting Officer)